UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

Helius Medical Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 5, 2022, Helius Medical Technologies, Inc., (the “Company”), entered into a placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (the “Lead Placement Agent”) and a securities purchase agreement (the “Purchase Agreement”) with certain purchasers for the purchase and sale, in a registered public offering by the Company (the “Public Offering”) of (i) 18,560,000 shares of its Class A common stock, par value $0.001 per share (“Common Stock”) and pre-funded warrants to purchase 5,440,000 shares of Common Stock (the “Pre-Funded Warrants”) and (ii) accompanying warrants (“Public Warrants”) to purchase an aggregate of 36,000,000 shares of its Common Stock at a combined offering price of $0.75 per share of Common Stock and 1.5 Public Warrants, or $0.749 per Pre-Funded Warrant and 1.5 Public Warrants, resulting in gross proceeds to the Company of $18,000,000. The Public Offering closed on August 9, 2022.

The Public Warrants will have an exercise price of $0.75 per share, are exercisable upon issuance, and will expire five years following the date of issuance. The Pre-Funded Warrants do not expire, and have an exercise price of $0.001 per share.

The Pre-Funded Warrants were sold to purchasers whose purchase of shares of Common Stock in the Public Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Public Offering, in lieu of shares of Common Stock.

Each of the Placement Agency Agreement and Purchase Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. In addition, pursuant to the terms of the Purchase Agreement, the Company and its executive officers and directors have entered into agreements providing that the Company and each of these persons may not, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities for a period of 90 days following the date of the Purchase Agreement.

On August 9, 2022, the Company also entered into a warrant agency agreement with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, who will act as warrant agent for the Company, setting forth the terms and conditions of the Public Warrants (the “Warrant Agency Agreement”).

As compensation in connection with the Offering, the Company paid the Lead Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Offering, plus reimbursement of certain expenses and legal fees.

The shares of Common Stock, Pre-Funded Warrants and Public Warrants described above and the underlying shares of Common Stock were offered pursuant to the Registration Statement on Form S-1 (File No. 333-266107), as amended, has been filed with the Securities and Exchange Commission (the “Commission”), and was declared effective by the Commission on August 4, 2022 and an additional registration statement on Form S-1 (File No. 333-266554) filed by the Company with the Commission on August 4, 2022 pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

The information set forth above is qualified in its entirety by reference to the actual terms of the Purchase Agreement, the Placement Agency Agreement, the Public Warrants, the Warrant Agency Agreement and the Pre-Funded Warrants, which are filed as Exhibits 10.1, 10.2, 4.1, 4.2, and 4.3 respectively, and which are incorporated herein by reference. The Placement Agency Agreement and Purchase Agreement are attached hereto as exhibits to provide interested persons with information regarding their terms, but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Placement Agency Agreement and Purchase Agreement were made only for purposes of such agreements as of specific dates indicated therein, were solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreements.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required, the information included in Items 1.01 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On August 5, 2022, the Company issued a press release announcing that it had priced the Public Offering, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Current Report, and the inclusion of such website addresses in this Current Report by incorporation by reference of the press release is as inactive textual references only.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Warrant to purchase shares of common stock.

4.2	Warrant Agency Agreement dated as of August 9, 2022 by and between Helius Medical Technologies, Inc. and American Stock Transfer & Trust Company, LLC.

4.3	Form of Pre-Funded Warrant to purchase shares of common stock.

10.1	Form of Securities Purchase Agreement by and between Helius Medical Technologies, Inc. and the purchasers named therein.

10.2	Placement Agency Agreement dated as of August 5, 2022 by and between Helius Medical Technologies, Inc. and Roth Capital Partners, LLC.

99.1	Company Press Release dated August 5, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Helius Medical Technologies, Inc.

Date: August 9, 2022	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer and Treasurer